Please file this Summary Prospectus Supplement with your records.
First American Investment Funds, Inc.
REAL ESTATE SECURITIES FUND
Class A, Class B, Class C, Class R and Class Y
Supplement dated November 29, 2010, to the
Summary Prospectus dated February 26, 2010.
This supplement contains important information about the Real Estate Securities Fund (the “Fund”).
Effective as of the close of business on December 31, 2010 (the “Close Date”), Real Estate Securities Fund (the “Fund”) will suspend offering its shares to new investors, except as follows:
•	Investors in the Fund as of the Close Date may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions. If an investor’s account is closed, however, additional investments in the Fund will not be accepted unless they fall into one of the categories below.

•	The Fund will continue to offer its shares through retirement plans that offer the Fund as an investment option as of the Close Date or that are reviewing the Fund as an investment option as of the Close Date and have approved the Fund by March 31, 2011.

•	Fund shares will be available to clients investing through platform-level asset allocation models within mutual fund wrap and fee based programs that utilize the fund for real estate allocation as of November 29, 2010.

•	Fund shares will be available to accounts for which U.S. Bank National Association acts in a fiduciary capacity.

•	The Fund will continue to offer its shares to affiliated funds of funds.
The Fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund.
FAIF-SP-RE